ALPINE DYNAMIC DIVIDEND FUND (the “Fund”)
A SERIES OF ALPINE SERIES TRUST

  Supplement dated June 27, 2011 to the Fund’s Summary Prospectus dated March 1, 2011

The following table replaces the table in the section entitled “Performance” on page 4 of the Fund’s Summary Prospectus:

Average Annual Total Returns
(For the periods ending December 31, 2010)

Alpine Dynamic Dividend Fund	1 Year	5 Years	Since Inception 9/22/03
Return Before Taxes	12.07%	(1.33)%	5.28%
Return After Taxes on Distributions	7.02%	(4.38)%	2.43%
Return After Taxes on Distributions and Sale of Fund Shares	8.55%	(1.63)%	4.12%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	4.79%
Lipper Global Multi-Cap Core Funds Average (reflects no deduction for fees, expenses or taxes)	14.08%	2.41%	6.56%